UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – December 22, 2020

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11525 N. Community House Road, Suite 100
Charlotte
North Carolina
28277
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code
(980) 345-1600

ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11525 N. Community House Road, Suite 100
Charlotte
North Carolina
28277
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code
(980) 345-1600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share, of Extended Stay America, Inc. and Class B Common Stock, par value $0.01 per share, of ESH Hospitality, Inc., which are attached and trade together as a Paired Share.
	STAY	Nasdaq Global Select Market
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD
On December 22, 2020, Extended Stay America, Inc. and ESH Hospitality, Inc. (together the “Company”) issued a press release announcing that the Board of Directors of ESH Hospitality, Inc. declared a special cash distribution to holders of ESH Hospitality, Inc.’s Class A and Class B common stock. In the same press release, the Company reaffirmed its fourth quarter and full year 2020 guidance previously issued on November 9, 2020. A copy of the press release with additional details about the special cash distribution is attached as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference in this Item 7.01.
The information contained under Item 7.01 of this Current Report on Form
8-K
(including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release, dated December 22, 2020, issued by Extended Stay America, Inc. and ESH Hospitality, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: December 22, 2020	By:	/s/ Christopher N. Dekle
		Name:	Christopher N. Dekle
		Title:	General Counsel and Corporate Secretary

ESH HOSPITALITY, INC.

Date: December 22, 2020	By:	/s/ Christopher N. Dekle
		Name:	Christopher N. Dekle
		Title:	General Counsel and Corporate Secretary